Exhibit 10.2

SECOND AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF MAY 1, 2014

AMONG

CIMAREX ENERGY CO.,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner

J.P. MORGAN SECURITIES LLC and WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of May 1, 2014, is among CIMAREX ENERGY CO., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of July 14, 2011, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2012 (as further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.                                    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment.  Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.

2.1                               Amendments to Section 1.02.

(a)                                 The definition of “Agreement” is hereby amended to read as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment and that certain Second Amendment, and as the same may from time to time be further amended, modified, supplemented or restated.

(b)                                 The definition of “Applicable Margin” is hereby amended by replacing the “Applicable Margin Grid” in respect of such definition with the following “Applicable Margin Grid”:

Applicable Margin Grid

Leverage Ratio	< 1.0	> 1.0, but < 2.0	> 2.0, but < 3.0	> 3.0
ABR Loans	0.50%	0.75%	1.00%	1.25%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%

(c)                                  The definition of “Krug Litigation” is hereby amended to read as follows:

“Krug Litigation” means the lawsuit filed in the Tulsa County District Court in the matter H.B. Krug et. al. vs. Helmerich & Payne, Inc., and the judgment rendered against the Borrower (having assumed the liabilities of Helmerich & Payne, Inc.), which is further described on Schedule 7.05.

(d)                                 The definition of “Maturity Date” is hereby amended to read as follows:

“Maturity Date” means July 14, 2018.

(e)                                  Section 1.02 is hereby amended by adding the term “Second Amendment” in the appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of May 1, 2014.

2.2                               Amendment to Section 3.05(a).  Section 3.05(a) is hereby amended by replacing the “Commitment Fee Grid” therein with the following “Commitment Fee Grid”:

Commitment Fee Grid

Leverage Ratio	< 1.0	< 2.0	<3.0
Commitment Fee	0.300%	0.375%	.50%

2.3                               Amendments to Schedules.

(a)                                 Schedule 1.01 is hereby amended by replacing it with Schedule 1.01 to this Second Amendment.

(b)                                 Schedule 7.05 is hereby amended by replacing it with Schedule 7.05 to this Second Amendment.

(c)                                  Schedule 7.13 is hereby amended by replacing it with Schedule 7.13 to this Second Amendment.

(d)                                 Schedule 7.18 is hereby amended by replacing it with Schedule 7.18 to this Second Amendment.

Section 3.                                           Borrowing Base.  From and after the Second Amendment Effective Date, the Borrowing Base shall be, and hereby is, equal to the amount of $2,500,000,000, which Borrowing Base shall remain in effect until the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e) or Section 9.10. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute a Scheduled Redetermination. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

Section 4.                                           Conditions Precedent.  This Second Amendment shall become effective on the date, on or before May 1, 2014 (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1                               The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Second Amendment Effective Date including upfront fees due to each Lender (i) in an amount equal to 0.20%, with such fee being paid on the lesser of (A) each approving Lender’s final allocated share of the Aggregate Maximum Credit Amount immediately prior to the Second Amendment Effective Date and (B) each approving Lender’s final allocated share of the Aggregate Maximum Credit Amount on the Second Amendment Effective Date and (ii) in an amount equal to the product of 0.40% and the amount by which the Maximum Credit Amount of each Lender on the Second Amendment Effective Date exceeds its Maximum Credit Amount immediately prior to the Second Amendment Effective Date, and all other fees the Borrower has agreed to pay in connection with this Second Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.2                               The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

4.3                               To the extent requested by a Lender with an increase in its Maximum Credit Amount, the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the Second Amendment Effective Date.

4.4                               The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (a) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver this Second Amendment and to enter into the transactions contemplated in those documents, (b) the officers of the Borrower or such Guarantor (i) who are authorized to sign this Second Amendment and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d)

that there have been no changes to the Organizational Documents of the Borrower and such Guarantor since July 19, 2012 (or if there have been any changes, attaching copies, certified as being true and complete of the related documents).  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.5                               No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                           Miscellaneous.

5.1                               Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:

(i)                                     all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)                                  no Default or Event of Default has occurred and is continuing, and

(iii)                               no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3                               Loan Document.  This Second Amendment is a Loan Document.

5.4                               Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5                               NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7                               Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8                               Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9                               Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	CIMAREX ENERGY CO.

	By:	/s/ Paul Korus
Paul Korus
Senior Vice President and
Chief Financial Officer

GUARANTORS:		KEY PRODUCTION COMPANY, INC.

MAGNUM HUNTER PRODUCTION, INC.

CIMAREX GAS GATHERING, INC.

CONMAG ENERGY CORPORATION

CIMAREX ENERGY CO. OF COLORADO

OKLAHOMA GAS PROCESSING, INC.

PRIZE ENERGY RESOURCES, INC.

	By:	/s/ Paul Korus
Paul Korus
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

LENDER:	COMPASS BANK

	By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS
as Lender

	By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

	By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	UNION BANK, N.A.

	By:	/s/ Brian Hawk
	Name:	Brian Hawk
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Tim Green
	Name:	Tim Green
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	CIBC INC.

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	COMERICA BANK

	By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Corporate Banking Officer

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	BOKF, N.A., D/B/A BANK OF OKLAHAOMA

	By:	/s/ Michael M. Logan
	Name:	Michael M. Logan
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	SANTANDER BANK, N.A.

	By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Executive Vice President

	By:	/s/ Puiki Lock
	Name:	Puiki Lock
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

LENDER:	ING CAPITAL LLC

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

	By:	/s/ Josh Strong
	Name:	Josh Strong
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

SCHEDULE 1.01
EXISTING LETTERS OF CREDIT

Beneficiary	LC Amount	Current Expiry Date	Notes
Chevron U.S.A. Inc.	$2,500,000	Ongoing till wells are P&A	Covers P&A liability
Florida Gas Transmission Company	$50,000	5/9/2014 (Note: will be renewed)	Tariff requirement

SCHEDULE 7.05

LITIGATION

In January 2009, the Tulsa County District Court issued a judgment totaling $119.6 million in the H.B. Krug, et al. v. Helmerich & Payne, Inc. (“H&P”) case.  This lawsuit originally was filed in 1998 and addressed H&P’s conduct pertaining to a 1989 take-or-pay settlement, along with potential drainage and other related issues.  Pursuant to the 2002 spin-off of H&P, Borrower assumed the assets and liabilities of H&P’s exploration and production business, including this lawsuit.  In 2009, we recorded a litigation expense of $119.6 million plus additional post-judgment interest and costs after the trial court entered a final judgment for these amounts

On December 10, 2013 the Oklahoma Supreme Court reversed the trial court’s original judgment of $119.6 million and affirmed an alternative jury verdict for $3.65 million.  In light of the Oklahoma Supreme Court’s ruling, on December 31, 2013, Borrower reduced previously recognized litigation expense and the associated long-term liability by $142.8 million.

On March 14, 2014, after denying the Plaintiffs’ Petition for Rehearing, the Oklahoma Supreme Court remanded the matter back to the trial court.  On March 31, 2014, the trial court entered a final Judgment on Remand for damages of $3.65 million and post-judgment interest, and Borrower wired $15.8 million to Plaintiffs’ trust account in satisfaction of the judgment plus post-judgment interest and in satisfaction of the payment in lieu of bond.  The only issues that now remain are what amounts, if any, Plaintiffs are entitled to receive regarding prejudgment interest, attorney’s fees and costs.  On April 4, 2014, Borrower filed a motion asking the trial court to rule Plaintiffs are not entitled to any attorney’s fees or prejudgment interest.  The outcome of these remaining issues cannot be determined at this time.  Our current assessments and estimates likely will change in the future as a result of subsequent legal proceedings both in the trial court and on appeal.

SCHEDULE 7.13

SUBSIDIARIES AND PARTNERSHIPS

		% Owned
		Directly or	Jurisdiction of
Subsidiaries/Partnerships*	Type of Entity	Indirectly**	Organization	Guarantor

Key Production Company, Inc.	Corp	100%	Delaware	Yes

Cimarex Energy Co. of Colorado	Corp	100%	Texas	Yes
(fka Gruy Petroleum Management, Co.)

Magnum Hunter Production, Inc.	Corp	100%	Texas	Yes

Conmag Energy Corporation	Corp	100%	Texas	Yes

Cimarex Gas Gathering, Inc.	Corp	100%	Texas	Yes
(fka Hunter Gas Gathering, Inc.)

Prize Energy Resources, Inc.	Corp	100%	Delaware	Yes
(fka Prize Energy Resources, L.P.)

Hunter Resources, Inc.	Corp	100%	Pennsylvania	No

Oklahoma Gas Processing, Inc.	Corp	100%	Delaware	No

Inesco Corporation	Corp	100%	Texas	No

Bruin Exploration, LLC	LLC	100%	Kentucky	No

*Principal place of business and chief executive office for all subsidiaries is:
1700 Lincoln Street, Ste. 1800

Denver, CO   80203-4518

**Subsidiaries owned directly by Cimarex Energy Co. are in bold type

SCHEDULE 7.18
SWAP AGREEMENTS

Complete List as of December 31, 2013

Counter Party	Period	Type	Index	Volume	Volume/Dav	Floor	Ceiling	MTM
Oil Hedges - 2014
CIBC	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$105.55	$258,352.00
CIBC	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$101.00	$(110,683.00)
CIBC	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$101.00	$(110,683.00)
Deutsche Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$106.50	$311,999.44
JP Morgan	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$105.00	$239,079.10
JP Morgan	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$104.75	$224,092.42
JP Morgan	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$101.00	$(99,843.44)
Union Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$106.50	$309,604.00
Union Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$102.30	$21,432.00
Wells Fargo Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$105.75	$283,781.79
Wells Fargo Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$101.00	$(95,742.97)
Wells Fargo Bank	Jan 14 - Dec 14	Collar	WTI	365,000 Bbls	1,000 Bbls	$85.00	$101.25	$(67,300.93)
				4,380,000 Bbls				$1,164,087.41
Gas Hedges - 2014
Deutsche Bank	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.50	$4.60	$295,089.65
Deutsche Bank	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.50	$4.60	$295,089,65
JP Morgan	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.50	$4.50	$259,705,17
JP Morgan	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3 50	$4.50	$259,705.17
JP Morgan	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3 50	$4.50	$259,705.17
JP Morgan	Jan 14 - Dec 14	Collar	El Paso	7,300,000 MMBtu	20,000 MMBtu	$3 65	$4.50	$120,814.69
Wells Fargo Bank	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.50	$4.60	$264,525.96
Wells Fargo Bank	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.50	$4.60	$264,525.96
Wells Fargo Bank	Jan 14 - Dec 14	Collar	PEPL	3,650,000 MMBtu	10,000 MMBtu	$3.57	$4.65	$371,969.30
Wells Fargo Bank	Feb 14 - Dec 14	Collar	El Paso	3,650,000 MMBtu	10,000 MMBtu	$3.65	$4.50	$50,724 06
				40,150,000 MMBtu				$2,441,854.78